                                  EXHIBIT 10.1
                                                                     [EXECUTION]

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 30, 2004, (the "Effective Date") is among FFE TRANSPORTATION SERVICES, INC. (the "Borrower"), each of the other undersigned Companies, each of the banks or other lending institutions which is or may from time to time become a party to the Agreement (hereinafter defined) (each a "Bank" and collectively, the "Banks"), COMERICA BANK, successor-by-merger with Comerica Bank-Texas ("Comerica"), as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"), and as issuer of Letters of Credit under the Agreement (in such capacity, together with its successors in such capacity, the "Issuing Bank"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association ("LaSalle"), as Syndication Agent (in such capacity, together with its successors in such capacity, the "Syndication Agent"), and as Collateral Agent (in such capacity, together with its successors in such capacity, the "Collateral Agent").

                                    RECITALS:
         A. The Borrower, the Banks, the Issuing Bank and the Administrative Agent have entered into that certain Credit Agreement dated as of May 30, 2002, which was subsequently amended by the First Amendment to Credit Agreement on December 11, 2003 (the "Credit Agreement").

         B. The parties hereto now desire to amend the Credit Agreement as provided herein.

                                   AGREEMENTS:
         In consideration of the premises and the mutual agreements herein set forth, Borrower, Lenders and Administrative Agent hereby agree as follows:

                                   ARTICLE I.

                           DEFINITIONS AND REFERENCES
                           --------------------------

         1.1. TERMS DEFINED IN THE CREDIT AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

         1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means as defined in the Introductory Paragraph hereof.

          "AMENDMENT DOCUMENTS" means this Amendment and the Renewal Notes.

          "CREDIT AGREEMENT" means as defined in the Recitals of this Amendment.

                  "ORIGINAL NOTES" means the "Revolving Credit Notes" referred to and defined as such in the Credit Agreement.

                  "RENEWAL NOTES" means the renewal promissory notes of Borrower attached hereto as Exhibit A, expressly renewing and extending the Original Notes.

                                   ARTICLE II.

                         AMENDMENTS TO CREDIT AGREEMENT
                         ------------------------------

         2.1. DEFINED TERMS. The definition of "TERMINATION DATE" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "'TERMINATION DATE' shall mean June 1, 2007, or such
                  earlier date upon which the obligation of the Banks to make Loans is terminated pursuant to the terms of this Agreement."

         2.2. DETERMINATION OF MARGINS AND FEES. Section 2.4(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) DETERMINATIONS OF MARGINS AND FEES. The margins
                  identified in SECTION 2.4(A) and the fees payable under
                  SECTION 2.11 shall be defined and determined as follows:

                                    (i) "BASE RATE MARGIN" shall mean during
                           each period from and including one Adjustment Date to but excluding the next Adjustment Date (herein a "CALCULATION PERIOD"), the percent per annum set forth in the table below under the heading "BASE RATE MARGIN" and opposite the Leverage Ratio which corresponds to the Leverage Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

                                    (ii) "LIBOR RATE MARGIN" shall mean during
                           each Calculation Period, the percent per annum set forth in the table below under the heading "LIBOR RATE MARGIN" and opposite the Leverage Ratio which corresponds to the Leverage Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

                                    (iii) "COMMITMENT FEE RATE" shall mean
                           during each Calculation Period, the percent per annum set forth in the table below under the heading "COMMITMENT FEE RATE" and opposite the Leverage Ratio which corresponds to the Leverage Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate.

--------- --------------------- ---------- ---------- ----------------- --------------------- -------------------
                                                                           L/C Fee Rate
                                  LIBOR      Base                        Less than or Equal      L/C Fee Rate
  Tier       Leverage Ratio       Rate       Rate      Commitment Fee         to $5MM          Greater than $5MM
                                 Margin     Margin          Rate         Outstanding L/C's     Outstanding L/C's
--------- --------------------- ---------- ---------- ----------------- --------------------- -------------------
I         Greater than or         2.25%     0.875%         0.30%               1.50%                 2.25%
          equal to 2.25
--------- --------------------- ---------- ---------- ----------------- --------------------- -------------------
II        Greater than or         2.00%     0.625%         0.20%               1.25%                 2.00%
          equal to 1.75 but
          less than 2.25
--------- --------------------- ---------- ---------- ----------------- --------------------- -------------------
III       Greater than or         1.75%     0.375%         0.20%               1.00%                 1.75%
          equal to 1.25 but
          less than 1.75
--------- --------------------- ---------- ---------- ----------------- --------------------- -------------------
IV        Less than 1.25          1.50%     0.125%         0.15%               0.75%                 1.50%
--------- --------------------- ---------- ---------- ----------------- --------------------- -------------------

Commencing on the Effective Date of the Second Amendment to this Agreement, the Libor Rate Margin (for Interest Periods commencing thereafter), the Base Rate Margin and the Commitment Fee Rate shall be the same as listed opposite the Tier II Leverage Ratio on the table set forth above, but on the first Business Day after the delivery to the Administrative Agent of the Compliance Certificate for the period ending on June 30, 2004, the Libor Rate Margin (for Interest Periods commencing after such date of delivery), Base Rate Margin and Commitment Fee Rate shall automatically be adjusted in accordance with the Leverage Ratio set forth in such Compliance Certificate and in the table set forth above. Then upon the delivery of each Compliance Certificate thereafter pursuant to this Agreement, commencing with the Compliance Certificate delivered as of the period ending September 30, 2004,, the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date), the Base Rate Margin and the Commitment Fee Rate shall automatically be adjusted in accordance with the Leverage Ratio set forth therein and the table set forth above, such automatic adjustment to take effect as of the first Business Day after the receipt by the Administrative Agent of the related Compliance Certificate (each such Business Day when such margins or fees change pursuant to this sentence or the next following sentence, herein an "ADJUSTMENT DATE"). If Parent fails to deliver such Compliance Certificate which so sets forth the Leverage Ratio within the period of time required by this Agreement: (i) the LIBOR Rate Margin (for Interest Periods commencing after the applicable Adjustment Date) shall automatically be adjusted to 2.25% per annum; (ii) the Base Rate Margin shall automatically be adjusted to 0.875%; and (iii) the Commitment Fee Rate shall automatically be adjusted to 0.30%, such automatic adjustment to take effect as of the first Business Day after the last day on which Parent was required to deliver the applicable Compliance Certificate in accordance with this Agreement and to remain in effect until subsequently adjusted in accordance herewith upon the delivery of such Compliance Certificate."

         2.3. LETTER OF CREDIT FEES. Section 2.11(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(b) A Letter of Credit fee is payable to the
                  Administrative Agent for the account of the Banks in accordance with their respective Pro Rata Shares, for the term of each Letter of Credit at (i) the percent per annum set forth in the table set forth in Section 2.4(b) above under the heading "L/C FEE RATE LESS THAN OR EQUAL TO $5MM OUTSTANDING L/C'S" and opposite the Leverage Ratio which corresponds to the Leverage Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate multiplied by the aggregate undrawn amount of such Letter of Credit at all times when Letter of Credit Liabilities are equal to or less than $5,000,000 and (ii) the percent per annum set forth in the table set forth in Section 2.4(b) above under the heading "L/C RATE GREATER THAN $5MM OUTSTANDING L/C'S" and opposite the Leverage Ratio which corresponds to the Leverage Ratio set forth in, and as calculated in accordance with, the applicable Compliance Certificate multiplied by the aggregate undrawn amount of such Letter of Credit at all times when the Letter of Credit Liabilities exceed $5,000,000. Letter of Credit fees shall be payable quarterly in arrears on each Quarterly Payment Date;"

         2.4. INSURANCE. Section 5.1(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(c) INSURANCE. (i) Maintain, and cause each other
                  Company to maintain, insurance with such insurance companies, in such amounts, and covering such risks as shall be satisfactory to the Administrative Agent and the Collateral Agent, with a policy limit of not less than $25,000,000 per occurrence and with loss payable to the Administrative Agent and the Collateral Agent; provided that the Companies shall be permitted to self-insure for exposure up to $6,000,000 per occurrence of the first $10,000,000 of exposure of such occurrence but shall not self-insure for amounts in excess of $6,000,000 without the prior written consent of the Required Banks; provided further, that the Companies shall be permitted to 100% self-insure for the exposure that may arise from or relate in any respect to the physical damage to or loss of the Vehicles; (ii) deliver to the Administrative Agent certificates evidencing such insurance and, within ninety (90) days after the close of each fiscal year of Borrower, a report certified by the Chief Financial Officer or Vice President of Finance of Borrower describing all insurance of the Companies in force as of the close of the fiscal year just ended; and
                  (iii) cause all fire and casualty insurance policies on Vehicles, to which Liens in favor of the Collateral Agent, for the benefit of the Banks have attached, to be made payable to the Companies, the Collateral Agent and the Administrative Agent, as their interests may appear, and in such event deliver certificates evidencing such insurance to the Administrative Agent."

         2.5. FIXED CHARGE COVERAGE RATIO/ DEFINITION OF EBITDAR. The definition of EBITDAR in the third sentence of Section 5.1(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "EBITDAR" means, for any period and any Person the total of the following, each calculated without duplication, for such Person on a consolidated basis for such period: (a) Net Income; PLUS (b) any provision for (or minus any benefit from) income or franchise taxes included in determining Net Income; PLUS (c) interest expense deducted in determining Net Income; PLUS (d) amortization and depreciation expense deducted in determining Net Income; PLUS (e) lease and rental expenses paid under operating leases or rental agreements involving assets that are intended to produce income and deducted in determining Net Income; plus (f) non-cash expenses from the granting, issuance or exercise of stock options pursuant to the stock option plans of Parent (herein called "Stock Option Expense") in an amount not to exceed $3,000,000 during the term of this Amendment; provided, however, that
         (i) the amount of such Stock Option Expense to be included in the calculation of EBITDAR during the calendar year 2005 may not exceed $1,000,000, (ii) the amount of such Stock Option Expense to be included in the calculation of EBITDAR during the calendar year 2006 may not exceed $2,000,000 minus the amount of such Stock Option Expense previously included in the calculation of EBITDAR during calendar year 2005 and (iii) the amount of such Stock Option Expense to be included in the calculation of EBITDAR during calendar year 2007 may not exceed $3,000,000 minus the aggregate amount of such Stock Option Expense previously included in the calculation of EBITDAR during each of the calendar years 2005 and 2006, MINUS (g) any dividends or redemptions of capital stock paid in cash during such period."

         2.6. BORROWING BASE REPORTS. Section 5.1(l) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(1) BORROWING BASE REPORTS. Deliver to each Bank, as
                  soon as possible, and in any event within forty-five (45) days after and as of the end of each calendar quarter, a Borrowing Base Report dated as of the end of such calendar quarter; PROVIDED, however that if Borrowing Base Availability as determined on the most recent Borrowing Base Report is less than $10,000,000, thereafter monthly Borrowing Base Reports will be furnished within 30 days after the end of each calendar month and PROVIDED FURTHER that if such Borrowing Base Availability as determined on the most recent Borrowing Base Report is less than $3,000,000, thereafter weekly Borrowing Base Reports shall be furnished within five (5) days after the end of each week; however, if the Borrowing Base Availability as determined on a Borrowing Base Report is less than, respectively, $10,000,000 or $3,000,000, and as a result, the intervals for the delivery of Borrowing Base Reports become monthly or weekly respectively as provided above, but thereafter the Borrowing Base Availability (as determined upon the applicable Borrowing Base Report) returns respectively to $10,000,000 or more, or $3,000,000 or more, the applicable interval for the delivery of Borrowing Base Reports shall then immediately return to, as applicable, quarterly or monthly. For purposes of this Section of this Agreement, upon the Effective Date of the Second Amendment to this Agreement, the determination of the applicable interval for the delivery of the Borrowing Base Reports thereafter shall be based on the Borrowing Base Availability determined on the last Borrowing Base Report delivered by the Borrower prior to the Effective Date of the Second Amendment to this Agreement."

         2.7. COMPLIANCE INCOME. Section 5.1(m) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(m) COMPLIANCE INCOME. Maintain a positive
                  Compliance Income. The term "COMPLIANCE INCOME" means (a) Net Income of the Companies on a consolidated basis for each fiscal year, PLUS (b) any provision for (or less any benefit from) income or franchise taxes included in determining Net

                  Income for such period, PLUS (c) any nonrecurring, extraordinary expenses deducted in determining Net Income for such period, MINUS (d) any dividends and other distributions to shareholders of Parent declared during such period."

         2.8. ACCOUNTS RECEIVABLE REPORT. Section 5.1(s) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(s) ACCOUNTS RECEIVABLE REPORT. As soon as
                  available, and in any event within forty-five (45) days after the end of each calendar quarter a summary accounts receivable aging report for Borrower showing the aggregate amount of all accounts receivable of Borrower that are 1-30, 31-60, 61-90, and over 90 days past the invoice date; PROVIDED, however that if Borrowing Base Availability as determined on the most recent Borrowing Base Report is less than $10,000,000, thereafter monthly Accounts Receivable Reports will be furnished within 30 days after the end of each calendar month and PROVIDED FURTHER that if such Borrowing Base Availability as determined on the most recent Borrowing Base Report is less than $3,000,000, thereafter weekly Accounts Receivable Reports shall be furnished within five (5) days after the end of each week; however, if the Borrowing Base Availability as determined on a Borrowing Base Report is less than, respectively, $10,000,000 or $3,000,000, and as a result the intervals for the delivery of Accounts Receivable Reports become monthly or weekly respectively as provided above, but thereafter the Borrowing Base Availability as determined upon the Applicable Accounts Receivable Report returns respectively to $10,000,000 or more, or $3,000,000 or more, the applicable interval for the delivery of Accounts Receivable Reports shall then immediately return to, as applicable, quarterly or monthly. For purposes of this Section of this Agreement, upon the Effective Date of the Second Amendment to this Agreement, the determination of the applicable interval for the delivery of the Accounts Receivable Reports thereafter shall be based on the Borrowing Base Availability determined on the last Accounts Receivable Report delivered by the Borrower prior to the Effective Date of the Second Amendment to this Agreement."

         2.9. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. Section 5.2(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "(a) MINIMUM CONSOLIDATED TANGIBLE NET WORTH.
                  "Permit, as of the last day of any fiscal quarter, Parent's Consolidated Tangible Net Worth to be less than the sum of (i) $70,000,000, plus (ii) fifty percent (50%) of the positive, Net Income of the Companies for each fiscal quarter ending after June 30, 2004 (i.e., any negative Net Income for a fiscal quarter shall not reduce the minimum Consolidated Tangible Net Worth ), PLUS (iii) one hundred percent (100%) of the net cash proceeds from any issuances of equity securities by Parent or any other Company or other contributions to the capital or equity of Parent or any other Company."

         2.10 LOANS, INVESTMENTS AND MERGERS. Section 5.2(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(c) LOANS, INVESTMENTS AND MERGERS. Make any loan to
                  or investment in, nor purchase stock or other securities of, nor merge or consolidate with, nor purchase all or substantially all of the assets of, any Person other than Borrower or another Company, except (i) mergers and consolidations of two or more Companies or acquisitions of a Company by another Company, provided no Default or Potential Default exists, (ii) secured loans to owner-operators who have independent contractor agreements with Borrower or any other Company not to exceed $2,000,000 in the aggregate outstanding at any time, (iii) the W&B Note, (iv) indebtedness of purchasers to the Companies for the purchase price of Vehicles sold by the Companies to such purchasers, provided that such Indebtedness together with loans made pursuant to clause (v) of this Subsection (c) shall not exceed $2,000,000 in the aggregate outstanding at any time, (v) loans, other than the foregoing, provided that such loans together with indebtedness pursuant to clause (iv) of this Subsection (c) shall not exceed $1,000,000 in the aggregate outstanding at any time,
                  (vi) Permitted Investments, (vii) other investments from time to time in an amount outstanding at any time less than or equal to $100,000. and (viii) expenditures for acquisitions involving a Person other than a Company in an amount not to exceed $5,000,000 during any fiscal year of Borrower."

         2.11. DIVIDENDS AND DISTRIBUTIONS. Clause (iii) of Section 5.2(e) of the Credit Agreement is hereby amended by deleting the period at the end thereof and adding the following new clause (D) to read as follows:

                  "and (D) if such dividend is made with any proceeds of death benefits received under life insurance policies, the amount of such dividend shall not exceed the amount of the after-tax proceeds of such death benefit."

         2.12. INDEBTEDNESS. Section 5.2(f) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(f) INDEBTEDNESS. Assume, create or suffer to exist
                  any Indebtedness except (i) Indebtedness owed to the Banks pursuant to this Agreement, (ii) additional Indebtedness not for borrowed money incurred in the ordinary course of business constituting trade payables not more than 90 days past due and accrued liabilities, including, without limitation, accrued Taxes and payroll obligations, (iii) Existing Indebtedness,
                  (iv) Indebtedness under Hedge Agreements, and (v) additional Indebtedness for borrowed money incurred in the ordinary course of business not to exceed $5,000,000 in the aggregate outstanding at any time with respect to all Companies."

         2.13. CAPITAL EXPENDITURES. Section 5.2(h) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(h) CAPITAL EXPENDITURES. Permit the aggregate
                  amount of all Capital Expenditures made by the Companies, during any twelve (12) month period (net of the proceeds of the sale or exchange of any fixed assets), to exceed $35,000,000."

         2.14. COMMITMENTS. Schedule 1.1 to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule 1.1 to this Amendment.

         2.15. LITIGATION. Schedule 4.3 to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule 4.3 to this Amendment.

         2.16. MATERIAL AGREEMENTS. Schedule 4.11 to the Credit Agreement is hereby amended in its entirety to read as set forth in Schedule 4.11 to this Amendment.

         2.17. BORROWING BASE REPORT. Exhibit A to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit A to this Amendment.

         2.18. COMPLIANCE CERTIFICATE. Exhibit D to the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit D to this Amendment.

                                  ARTICLE III.

                              CONDITIONS PRECEDENT
                              --------------------

         3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when, and only when:

                           (i) Agent shall have received, at Agent's office, a
                  counterpart of this Amendment executed and delivered by Borrower and each Bank,

                           (ii) Agent shall have received, at Agent's office,
                  the Renewal Notes executed and delivered by Borrower, and

                           (iii) Borrower shall have paid, in connection with
                  such Loan Papers, all recording, handling, amendment and other fees required to be paid to Agent pursuant to any Loan Papers, including Agent's reasonable attorney's fees.

                                   ARTICLE IV

                  RATIFICATION, REPRESENTATIONS AND WARRANTIES
                  --------------------------------------------

         4.1. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and any other Loan Document, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Administrative Agent agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens are hereby ratified and confirmed as continuing to secure payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, any of the Indebtedness evidenced thereby, any of the other Loan Documents or the Liens.

         4.2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Administrative Agent that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate any organizational document of Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date (iii) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and (iv) the audited annual consolidated balance sheet of Parent dated as of December 31, 2003, and the unaudited quarterly consolidated balance sheet of Parent dated as of March 31, 2004, fairly present the consolidated financial position at such dates and the consolidated statements of operations and the consolidated statements of cash flows for the periods ending on such dates for Parent. Copies of such financial statements have heretofore been delivered to each Bank. Since such dates no material adverse change has occurred in the financial condition or businesses or in the consolidated financial condition or businesses of any Company.

                                   ARTICLE V.

                                  MISCELLANEOUS
                                  -------------

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment, the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Administrative Agent or any closing shall affect the representations and warranties or the right of Administrative Agent to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

         5.3. EXPENSES OF ADMINISTRATIVE AGENT. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel, and all reasonable costs and expenses incurred by Administrative Agent in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.

         5.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         5.6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Administrative Agent and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Administrative Agent.

         5.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.8. EFFECT OF WAIVER. No consent or waiver, express or implied, by Administrative Agent to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         5.9. HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.10. NOTICE PURSUANT TO TEX. BUS. & COMM. CODE SECTION 26.02

         THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         5.11. GUARANTORS.

         Each of the undersigned parties to a Guaranty Agreement, hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty Agreement and Security Agreement made by it for the benefit of Agent and Banks executed pursuant to the Credit Agreement and the other Loan Papers, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty Agreement and such Security Agreement shall remain in full force and effect.




         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                       FFE TRANSPORTATION SERVICES, INC.

                                       By: /S/ T. G. YETTER
                                           -------------------------------------
                                           T. G. Yetter
                                           Vice President



                                       COMERICA BANK, as a Bank, Issuing Bank
                                       and Administrative Agent

                                       By: /S/ DONALD P. HELLMAN
                                           -------------------------------------
                                           Donald P. Hellman
                                           Senior Vice President



                                       LA SALLE BANK, as Bank, Collateral Agent and Syndication Agent

                                       By: /S/ STEFAN LOEB
                                           -------------------------------------
                                           Stefan Loeb
                                           Corporate Banking Officer

                                                              [Second Amendment]


                              CONSENT AND AGREEMENT
                              ---------------------

         Each of the undersigned ("each a Guarantor"), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty and the Security Agreement, each dated as of May 30, 2002 made by it for the benefit of Agent and Banks executed pursuant to the Credit Agreement and the other Loan Papers, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty and such Security Agreement shall remain in full force and effect.

                                           FROZEN FOOD EXPRESS INDUSTRIES, INC.

                                           By: /S/ T. G. YETTER
                                               --------------------------------
                                               T. G. Yetter
                                               Treasurer


                                           FFE, INC.

                                           By: /S/ T. G. YETTER
                                               --------------------------------
                                               T. G. Yetter
                                               Vice President


                                           CONWELL CORPORATION

                                           By: /S/ T. G. YETTER
                                               --------------------------------
                                               T. G. Yetter
                                               Vice President


                                           AIRPRO HOLDINGS, INC.

                                           By: /S/ F. DIXON MCELWEE, JR.
                                               --------------------------------
                                               F. Dixon McElwee, Jr.
                                               Senior Vice President

                                           LISA MOTOR LINES, INC.

                                           By: /S/ LEONARD W. BARTHOLOMEW
                                               --------------------------------
                                               Leonard W. Bartholomew
                                               Corporate Secretary


                                          FROZEN FOOD EXPRESS, INC.

                                          By: /S/ F. DIXON MCELWEE, JR.
                                              ---------------------------------
                                              F. Dixon McElwee, Jr.
                                              Senior Vice President


                                          CONWELL CARTAGE, INC.

                                          By: /S/ LEONARD W. BARTHOLOMEW
                                              ---------------------------------
                                              Leonard W. Bartholomew
                                              Corporate Secretary


                                          MIDDLETON TRANSPORTATION COMPANY

                                          By: /S/ F. DIXON MCELWEE, JR.
                                              ---------------------------------
                                              F. Dixon McElwee, Jr.
                                              Senior Vice President


                                          COMPRESSORS PLUS, INC.

                                          By: /S/ LEONARD W. BARTHOLOMEW
                                              ---------------------------------
                                              Leonard W. Bartholomew
                                              Corporate Secretary


                                          FFE LOGISTICS, INC.

                                          By: /S/ LEONARD W. BARTHOLOMEW
                                              ---------------------------------
                                              Leonard W. Bartholomew
                                              Corporate Secretary

         The undersigned ("Guarantor"), hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Guaranty and the Security Agreement, each as of March 31, 2003 made by it for the benefit of Agent and Banks executed pursuant to the Credit Agreement and the other Loan Papers, (iii) agrees that all of its respective obligations and covenants thereunder shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that such Guaranty and such Security Agreement shall remain in full force and effect.


                                        CONWELL, LLC

                                        By: /S/ LEONARD W. BARTHOLOMEW
                                            -----------------------------------
                                            Leonard W. Bartholomew
                                            Corporate Secretary